Organization	6 Months Ended
Jun. 30, 2025
Organization [Abstract]
ORGANIZATION
1.	ORGANIZATION

General information

Bitdeer Technologies Group (the “Company” or “BTG”) is a limited liability company incorporated in the Cayman Islands on December 8, 2021. The address of its registered office is 89 Nexus Way, Camana Bay, Grand Cayman KY1-9009, Cayman Islands. BTG is listed on Nasdaq Capital Market and commenced trading under symbol “BTDR”.

The Company and its subsidiaries (together, the “Group”) are principally engaged in the Cloud Hash Rate business, the self-mining business, the hosting business, the application-specific integrated circuit (ASIC) and mining rigs business and high-performance computing (HPC) and AI cloud business (collectively, the “Bitdeer Business”) as discussed in the Annual Financial Statements (defined below). The Company does not conduct any substantive operations of its own but conducts its primary business operation through its subsidiaries.